SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report   (Date of earliest event reported)  October 15, 1999
                                                    -----------------



                        Playstar Wyoming Holding Corp.
                        ------------------------------
             (Exact name of Registrant as Specified in its Charter)


        Antigua                 000-24929             52-209-8787
        -------                 ---------             -----------
(State or Other Jurisdiction   (Commission           (IRS Employer
      of Incorporation)         File Number)          Identification No.)


The Dollar Building, Nevis Street, Top Floor, St. John's,  Antigua
-------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (268) 562-0075
                                                     --------------

                                      N/A
                                   ---------
   (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

Commencing with its Annual Report for the fiscal year ended June 30, 1999, Playstar Wyoming Holding Corp. will file with the SEC only those periodic reports required of a foreign issuer under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"). For example, Playstar will no longer file a Form 10-KSB. Instead, it will file a Form 20-F. The disclosure requirements for a Form 20-F are not as detailed as those of a Form 10-KSB. Consequently, certain information that has previously been reported in
Playstar's 10-KSB will not be reported in its Form 20-F. Specifically, information pertaining to (i) the compensation of directors and officers, (ii) the interest of management in certain of Playstar's transactions, (iii) the control and beneficial ownership of Playstar's voting securities, and (iv) the business experience of Playstar's directors and executive officers shall be disclosed, however, not to the same level of detail as disclosed in Playstar's Form 10-KSB.

In addition, certain information that was reported in the Form 10-KSB, such as discussions of (i) certain matters submitted for security holder vote, (ii) officer, director and beneficial owner compliance with Section 16(a) of the Exchange Act, (iii) the market for Playstar's common equity and certain other related shareholder matters (dividend issuances), (iv) changes in and disagreements with accountants, (v) recent sales of unregistered securities, and
(vi) indemnification of Playstar's directors and officers, will not be included in the Form 20-F.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                    PLAYSTAR WYOMING HOLDING CORP.

Date: October 15, 1999                    By:  /s/  William  F.E. Tucker
                                               -------------------------
                                           William F. Tucker
                                           Treasurer and Secretary